SEC 873 (5/99) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

           OMB APPROVAL OMB Number 3235-0060; expires: March 31, 2005.
               Estimated average burden, 1.25 hours per response.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 8, 2003
                Date of Report (Date of earliest reported event)


                            EXPLORATIONS GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-49864
                            (Commission File Number)


                                   65-1089222
                        (IRS Employer Identification No.)


  Crystal Corporate Center, 2500 North Military Trail, Suite 225-D; Boca Raton,
                                  Florida 33431
               (Address of principal executive offices) (Zip Code)


                                 (561) 998-2032
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

     Explorations Group, Inc.'s wholly owned subsidiary, Pop Starz. Inc. ("Pop Starz"), recently announced that it was expanding into the Orlando, Florida area beginning on or about September 1, 2003. Pop Starz has granted a license to Shari Levitats to use Pop Starz' trademarked name in offering Pop Starz hip-hop dance classes at the five facilities operated by Bally Total Fitness in the Orlando area. The license will remain in effect unless terminated, contains confidentiality and non-compete provisions, and will generate monthly income for Pop Starz. This event represents the beginning of Phase Two of Pop Starz' business plan, which envisions expanding throughout Florida and then nationally. Pop Starz currently offers hip-hop dance classes at approximately 12 facilities in the South Florida area.

     A copy of the press release is attached as an exhibit hereto and is incorporated herein by reference. The press release also discusses some of the celebrity events at which Pop Starz Production Company Dancers have appeared.

     Pop Starz recently issued another press release announcing that its Production Company Dancers would be appearing at *NSYNC's annual charity event "Challenge for the Children," which was held the weekend of July 20-21, 2003, in Ft. Lauderdale, Florida. A copy of that press release is also attached as an exhibit hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Designation                Page
of Exhibit                 Number
as Set Forth               or Source of
in Item 601 of             Incorporation
Regulation S-B             By Reference              Description

(99)     .1                    4                    NSYNC Press Release.
         .2                    5                    Orlando Press Release.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                            Explorations Group, Inc.

Dated: July 28, 2003          /s/ Michelle Tucker /s/
                         ---------------------------------
                                Michelle Tucker
                                    President

                                    Exhibits